Prospectus Supplement dated September 3, 2010
The purpose of this supplement is to provide you with changes to the current Prospectus for Class A, B, C and Y shares of the Fund listed below:
Invesco Van Kampen Equity Premium Income Fund
The following information replaces in its entirety the information appearing under the heading “OTHER INFORMATION — Dividends on page 6 of the Prospectus:
“The Fund generally declares and pays dividends from net investment income, if any, annually.”
Invesco Van Kampen Equity Premium Income Fund will close to new investors effective on the close of business on September 10, 2010. At that time, the changes outlined below will be effective.
The following information is added as the last sentence on the front cover page of the Prospectus:
“As of the close of business on September 10, 2010, the Fund limited public sales of its shares to current investors.”
The following information is added as a new heading and paragraph under the heading “Other Information” on page 7 of the Prospectus:
“LIMITED FUND OFFERING
The Fund limited public sales of its shares to current investors effective as of the close of business on September 10, 2010. Investors should note that the fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.
     All investors who are invested in the Fund as of the date on which the Fund closed to new investors and remain invested in the Fund may continue to make additional investments in their existing accounts and may open new accounts in their name.
     The Fund may resume sales of shares to other new investors on a future date if the Adviser determines it is appropriate.”